Exhibit 99.1

October 26, 2006

Securities & Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington D.C. 20549

Ladies and Gentlemen:

We have read Standard Drilling, Inc.'s statements included under Item 4.01 of its Form 8-K/A dated October 26, 2006, and we agree with the statements made in the response to that item insofar as they relate to our Firm,

Very truly yours,

/s/ Ehrhardt Keefe Steiner & Hottman PC

EHRHARDT KEEFE STEINER & HOTTMAN PC